Exhibit 10.1

FIRST AMENDMENT TO
LOAN AND SECURITY AGREEMENT

THIS FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of June 28, 2024, is entered into by and among by and among ILEARNINGENGINES HOLDINGS, INC., a Delaware corporation (“Borrower”), the financial institutions from time to time party hereto (the “Lenders”), and EAST WEST BANK, a California banking corporation, as agent for the Lenders (in such capacity, “Agent”). Terms used herein without definition shall have the meanings ascribed to them in the Loan Agreement defined below.

RECITALS

A. Agent, Lenders and Borrower have previously entered into that certain Loan and Security Agreement dated April 17, 2024 (as amended, modified and supplemented from time to time, the “Loan Agreement”), pursuant to which Lenders have made certain loans and financial accommodations available to Borrower.

B. Borrower has made an Increase Request pursuant to Section 2.11 of the Loan Agreement to increase the Maximum Revolving Advances Limit from $40,000,000 to $60,000,000 and Valley National Bank (“Valley”) has agreed to become a New Lender under the Loan Agreement with a Revolving Advance Commitment (as defined below) of $20,000,000.

Borrower now wishes to amend the Loan Agreement, in each case, on the terms and conditions set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Amendments to Loan Agreement.

(a) Section 2.11(a)(xii) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“(xii) Each New Lender shall execute a lender joinder in substantially the form of Exhibit F pursuant to which such New Lender shall join and become a party to this Agreement and the other Loan Documents with a Revolving Advance Commitment as set forth in such lender joinder.”

(b) Section 6.6 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“6.6 Primary Depository. From and after the date that is 90 days after the Closing Date (or such later date as Agent may agree in its sole discretion), each Loan Party shall maintain its primary business depository relationship with East West Bank, including general operating, collections and administrative deposit accounts and cash management services, and shall maintain its primary investment accounts with East West Bank or East West Bank’s Affiliates. At all times from and after such date, the Loan Parties shall not maintain deposit accounts at any other institution except that the Loan Parties may maintain (i) up to $750,000 in deposit accounts not held at Bank and (ii) up to $3,000,000 (exclusive of any interest earned or accrued in respect of funds maintained therein), in a deposit account with Valley National Bank; provided that each Loan Party shall cause all banks or other depositary institutions with which such Loan Party maintains any deposit account (other than Restricted Accounts) to enter into a deposit account control agreement with Agent, in form and reasonably substance satisfactory to Agent. On the Closing Date, the Loan Parties shall cause at least 75% of the domestic cash and cash equivalents of the Loan Parties to be held in deposit or investment accounts maintained with East West Bank.

(c) Section 6.7(a) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“(a) Minimum Liquidity. Loan Parties shall maintain Liquidity, at all times, of not less than an aggregate amount equal to $12,000,000, which shall be in the form of cash and cash equivalents held with Agent.”

(d) The definition of “Bank Products” set forth in Exhibit A of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

““Bank Products” means any service or facility extended to any Loan Party by Agent, any Lender or any Affiliate of a Lender, or procured for such Loan Party from any third party by Agent or any Affiliate of Agent by means of a full-recourse agreement or other credit support extended to such third party including: (a) credit cards, (b) credit card processing services, (c) debit cards, (d) purchase cards, (e) ACH transactions, (f) cash management, including controlled disbursement, accounts or services, (g) letters of credit, or (h) Hedging Agreements.”

(e) The definition of “Maximum Revolving Advances Limit” set forth in Exhibit A of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

““Maximum Revolving Advances Limit” means $60,000,000.”

(f) The definition of “Shares” set forth in Exhibit A of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

““Shares” means (a) 100% of the issued and outstanding capital stock, membership units or other securities owned or held of record by Borrower in any Subsidiary that is not a “controlled foreign corporation” within the meaning of Section 957(a) of the Code and (b) 65% of the issued and outstanding capital stock, membership units or other securities entitled to vote (within the meaning of Treasury Regulations Section 1.956-2(c)(2)) owned or held by Borrower in any Subsidiary that is a “controlled foreign corporation” within the meaning of Section 957(a) of the Code.”

(g) Schedule A to this Amendment shall be added to the Loan Agreement as a new Exhibit F.

(h) Exhibit A to the Credit Agreement is amended to add the following new definitions in the appropriate alphabetical order:

““First Amendment Effective Date” means June 28, 2024.”

““Revolving Advance Commitment” means as to any Lender, the obligation of such Lender, to make Revolving Advances, in an aggregate principal and/or face amount not to exceed the amount of such Lender’s Revolving Commitment.”

2. Effectiveness of this Amendment. This Amendment, and the waivers provided for herein, shall become effective upon the satisfaction, as determined by Agent, of the following conditions.

(a) Amendment. Agent shall have received this Amendment fully executed in a sufficient number of counterparts for distribution to all parties;

(b) Increase Request. Agent shall have received a duly executed Increase Request in form and substance satisfactory to Agent.

(c) Joinder. Agent shall have received a fully executed Revolving Loan Joinder Agreement by and among Valley, Borrower, Agent and Lender, dated as of June 28, 2024;

(d) Revolving Note. Agent shall have received for the benefit of Valley a duly executed, original promissory note evidencing Valley’s commitment to make such Revolving Advances, in form and substance satisfactory to Agent;

(e) Representations and Warranties. The representations and warranties set forth herein and in the Loan Agreement must be true and correct in all material respects (except to the extent already qualified by materiality, in which case they must be true and correct in all respects);

(f) Costs and Expenses. Borrower shall have paid all cost and expenses incurred by each of Agent and Valley in connection with the negotiations regarding, and the preparation, negotiation, execution and delivery of all agreements and instruments executed and delivered by any of Agent, Borrower and/or Increasing Lenders and New Lenders in connection with, this Amendment and the Increase Request (and Borrower hereby authorizes Agent to charge such amount to the Obligations as a Revolving Advance in full payment thereof); and

(g) Other Required Documentation. All other documents and legal matters in connection with the transactions contemplated by this Amendment shall have been delivered or executed or recorded, as required by Agent.

3. Representations and Warranties. Each Loan Party represents and warrants as follows:

(a) Authority. Such Loan Party has the requisite corporate power and authority to execute and deliver this Amendment, and to perform its obligations hereunder, under the Loan Agreement (as amended or modified hereby) and under the other Loan Documents to which it is a party. The execution, delivery and performance by such Loan Party of this Amendment have been duly approved by all necessary corporate action and no other corporate proceedings are necessary to consummate such transactions.

(b) Enforceability. This Amendment has been duly executed and delivered by each Loan Party. This Amendment, the Loan Agreement (as amended or modified hereby) and each other Loan Document is the legal, valid and binding obligation of each Loan Party, enforceable against each Loan Party in accordance with its terms, and is in full force and effect, subject to bankruptcy, insolvency and similar laws affecting the enforceability of creditors’ rights generally and to general principles of equity.

(c) Representations and Warranties. The representations and warranties contained in the Loan Agreement and each other Loan Document (other than any such representations or warranties that, by their terms, are specifically made as of a date other than the date hereof) are correct in all material respects (except to the extent already qualified by materiality, in which case they must be true and correct in all respects) on and as of the date hereof as though made on and as of the date hereof.

(d) Due Execution. The execution, delivery and performance of this Amendment are within the power of each Loan Party, have been duly authorized by all necessary corporate action, have received all necessary governmental approval, if any, and do not contravene any law or any contractual restrictions binding on any Loan Party.

(e) No Default. No event has occurred and is continuing that constitutes a Default or an Event of Default.

(f) No Duress. This Amendment has been entered into without force or duress, of the free will of each Loan Party. Each Loan Party’s decision to enter into this Amendment is a fully informed decision and such Loan Party is aware of all legal and other ramifications of such decision.

(g) Counsel. Each Loan Party has read and understands this Amendment, has consulted with and been represented by legal counsel in connection herewith, and has been advised by its counsel of its rights and obligations hereunder and thereunder.

4. Choice of Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED THEREIN.

5. Counterparts; Facsimile Signatures. This Amendment may be executed in any number of and by different parties hereto on separate counterparts, all of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile or other similar form of electronic transmission shall be deemed to be an original signature hereto.

6. Reference to and Effect on the other Loan Documents.

(a) Upon and after the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Loan Agreement, and each reference in the other Loan Documents to “the Loan Agreement”, “thereof” or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as modified and amended hereby.

(b) Except as specifically amended above, the Loan Agreement and all other Loan Documents, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed and shall constitute the legal, valid, binding and enforceable obligations of Borrower to Agent and Lenders.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Agent or any Lender under the Loan Agreement or any of the other Loan Documents, nor constitute a waiver of any provision of the Loan Agreement or any of the other Loan Documents.

(d) To the extent that any terms and conditions in any of the other Loan Documents shall contradict or be in conflict with any terms or conditions of the Loan Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Loan Agreement as modified or amended hereby.

7. Ratification. Each Loan Party hereby restates, ratifies and reaffirms each and every term and condition set forth in the Loan Agreement, as amended hereby, and the other Loan Documents effective as of the date hereof.

8. Integration. This Amendment, together with the Loan Agreement and the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

9. Severability. If any part of this Amendment is contrary to, prohibited by, or deemed invalid under Applicable Laws, such provision shall be inapplicable and deemed omitted to the extent so contrary, prohibited or invalid, but the remainder hereof shall not be invalidated thereby and shall be given effect so far as possible.

10. Submission of Amendment. The submission of this Amendment to the parties or their agents or attorneys for review or signature does not constitute a commitment by Agent or Lenders to waive any of their respective rights and remedies under the Loan Agreement or any other Loan Document, and this Amendment shall have no binding force or effect until all of the conditions to the effectiveness of this Amendment have been satisfied as set forth herein.

[Remainder of page Intentionally Blank]

IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

BORROWER:	ILEARNINGENGINES HOLDINGS, INC.

	By:	/s/ Farhan Naqvi
	Name:	Farhan Naqvi
	Title:	Chief Financial Officer

AGENT AND LENDER:	EAST WEST BANK

	By:	/s/ Jack Grady
	Name:	Jack Grady
	Title:	Senior Vice President

[Signature Page for First Amendment to Loan and Security Agreement]

SCHEDULE A

[Form of Note]

REVOLVER NOTE

$20,000,000	June 28, 2024

FOR VALUE RECEIVED, each of the undersigned (the “Borrowers”), hereby unconditionally, jointly and severally, promises to pay to VALLEY NATIONAL BANK or its registered assigns (the “Holder”), in lawful money of the United States and in immediately available funds, the principal amount of (a) TWENTY MILLION DOLLARS ($20,000,000), or, if less, (b) the unpaid principal amount of the Revolving Advances of the Holder outstanding under the Loan Agreement (as defined below). The principal amount of this Revolver Note (as amended, restated, amended and restated, supplemented or otherwise modified, this “Note”) shall be paid in the amounts and on the dates specified in the Loan Agreement to the account designated by Agent (as defined in the Loan Agreement) under Section 2 of the Loan Agreement. Each Borrower further agrees to pay interest in like money to the account designated by Agent under Section 2.2 of the Loan Agreement on the unpaid principal amount hereof from time to time outstanding at the rates and on the dates specified in the Loan Agreement.

This Note (a) is one of the Notes referred to in that certain Loan and Security Agreement, dated as of April 17, 2024 (as amended, restated, amended and restated, supplemented, or otherwise modified from time to time, the “Loan Agreement”), by and among, iLEARNINGENGINES HOLDINGS, INC., a Delaware corporation (“Borrower”), the other Loan Parties party thereto, the lenders party thereto as “Lenders” (each of such Lenders, together with its successors and permitted assigns, is referred to hereinafter as a “Lender”), and EAST WEST BANK, as collateral agent and administrative agent for Lenders (in such capacity, together with its successors and assigns in such capacity, “Agent”), (b) is subject to the provisions of the Loan Agreement and (c) is subject to optional and mandatory prepayment in whole or in part as provided in the Loan Agreement. This Note is secured and guaranteed as provided in the Loan Documents. Reference is hereby made to the Loan Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and the guarantees, the terms and conditions upon which the security interests and each guarantee were granted and the rights of the Holder in respect thereof.

Upon the occurrence of any one or more of the Events of Default, all principal and all accrued interest then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Loan Agreement.

All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

Unless otherwise defined herein, terms defined in the Loan Agreement and used herein shall have the meanings given to them in the Loan Agreement.

NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN OR IN THE LOAN AGREEMENT, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AND IN ACCORDANCE WITH THE REGISTRATION AND OTHER PROVISIONS OF SECTION 12.1 OF THE LOAN AGREEMENT.

THE VALIDITY OF THIS NOTE, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO, AND ANY CLAIMS, CONTROVERSIES OR DISPUTES ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

[Signature page follows.]

iLEARNINGENGINES HOLDINGS, INC., a Delaware corporation

By:
Name:
Title: